UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2019

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ⎕

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⎕

Item 1.01 Entry into a Material Definitive Agreement.

On April 8, 2019, Avid Technology, Inc. (the “Company”), its subsidiary, Avid Technology Worldwide, Inc. (“Avid Worldwide”), Cerberus Business Finance, LLC, as collateral and administrative agent, and the lenders party thereto entered into a fifth amendment (the “Fifth Amendment”) to their existing agreement, dated February 26, 2016, as amended (the “Financing Agreement”), between the Company, Avid Worldwide, Cerberus Business Finance, LLC, as collateral and administrative agent, and the lenders party thereto.

The Fifth Amendment provides for an additional delayed draw term loan commitment in the aggregate principal amount of $100 million (the “Delayed Draw Funds”), which may be used to fund the purchase of the Company’s 2.00% Senior Convertible Notes due 2020 (the “Notes”). The Company’s ability to draw the Delayed Draw Funds is subject to customary conditions, including the continuing accuracy of certain representations and warranties made under the Financing Agreement. The commitment to loan the Delayed Draw Funds expires on May 23, 2019. Once the Company has drawn the Delayed Draw Funds, they will remain available to the Company to purchase Notes for a period of 90 calendar days. At the end of such 90-day period, any remaining Delayed Draw Funds that have not been used to purchase Notes must be repaid and no further funds will be available to borrow under the commitment. Any Delayed Draw Funds drawn and used to fund the purchase of the Notes will mature on May 10, 2023, the current maturity date under the Financing Agreement.

Under the terms of the Fifth Amendment, interest accrues on outstanding borrowings at a rate of either the LIBOR Rate (as defined in the Financing Agreement) plus 6.25% or a Reference Rate (as defined in the Financing Agreement) plus 5.25%, at the option of the Company. Prior to the effective date of the Fifth Amendment, the applicable margin with respect to the LIBOR Rate was 6.625% and the applicable margin with respect to the Reference Rate was 5.625%.

The foregoing description is qualified in its entirety by reference to the Fifth Amendment, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item 2.03 is included in Item 1.01 above and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description
10.1	Amendment No. 5 to Financing Agreement, dated February 26, 2016, among Avid Technology, Inc. and the Lenders named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: April 11, 2019	By: /s/ Kenneth Gayron r Name: Kenneth Gayron Title: Executive Vice President and CFO